Exhibit 10.1.1

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                    THIS SEVENTH AMENDMENT (the “Amendment”), dated February 19, 2015, is entered into by and between SCHUFF INTERNATIONAL, INC., a Delaware corporation, and the other Persons listed in Schedule 1.1 of the Credit Agreement, as hereafter defined (collectively, jointly and severally the “Borrower”), and WELLS FARGO CREDIT, INC., a Minnesota corporation (“Lender”).

RECITALS

                    The Borrower and the Lender are parties to a Second Amended and Restated Credit and Security Agreement dated August 14, 2013 (as amended from time to time, the “Credit Agreement”). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                    1.       Credit Agreement Amendment. The Credit Agreement is hereby amended as follows:

                              (a)      The definition of “Borrowing Base” contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:.

                    “Borrowing Base” means at any time the lesser of:

                    the Maximum Line; or

                    the sum of:

(i) the lesser of (a) $30,000,000.00, or (b) 35% of Eligible Non-Quincy Accounts, plus

(ii) the lesser of (a) $5,083,000.00, which amount shall be automatically reduced by $225,000.00 on the first day of each month commencing on March 1, 2015, by all amounts which are paid to Lender pursuant to Section 6.2(c) of the Credit Agreement and by all amounts paid to Lender pursuant to Section 6.28 of the Credit Agreement until such time as said amount is equal to $0.00), or (b) 85% of the Net Orderly Liquidation Value of Eligible Equipment, plus

(iii) the lesser of (a) 85% of the Net Orderly Liquidation Value of the Eligible Inventory, or (b) $15,000,000.00, plus

(iv) the lesser of (a) $6,437,500.00 (which amount shall automatically be reduced by $62,500.00 on March 1, 2015, and on the first day of each month thereafter through and until the Real Estate Facility Termination Date, at which point it shall be equal to $0.00), or (b) 20% of the fair market value of the Real Property, as determined by appraisals which are acceptable to the Lender in its sole discretion (such lesser amount, the “Real Estate Sublimit”), minus

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(vi) $5,000,000.00.

                    2.       No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                    3.       Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                              (a)     A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws or articles of organization and operating agreement, as applicable, of the Borrower, which were certified and delivered to the Lender pursuant to a previous Certificate of Authority of the Borrower’s secretary or assistant secretary continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to a previous Certificate of Authority of the Borrower’s secretary or assistant secretary, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                              (b)     Payment of the fee detailed in Section 9 below.

                              (c)     Such other matters as the Lender may reasonably require.

                    4.       Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                              (a)     The Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                              (b)     The execution, delivery and performance by the Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                              (c)     All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

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                    5.       References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                    6.       No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                    7.       Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                    8.       Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all title insurance premiums and all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, subject to the terms of this Amendment, in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                    9.       Amendment Fee. The Borrower shall pay to the Lender, on the date hereof, a fully earned, non-refundable amendment fee in the amount of $12,500.00.

                    10.     Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[EXECUTION PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

For Each Person Comprising the Borrower	SCHUFF INTERNATIONAL, INC., a
Delaware corporation
c/o Schuff International, Inc. 1841 W. Buchanan Street Phoenix, Arizona 85007 Telecopier: (602) 452-4465	By
Attention: Michael R. Hill		Michael R. Hill
e-mail:	Its:	Vice President and CFO

SCHUFF STEEL COMPANY, a Delaware corporation

By:
Michael R. Hill
	Its:	Vice President and CFO

SCHUFF STEEL – ATLANTIC, LLC., a Florida limited liability company

	By:	Schuff Steel Company, a Delaware corporation Its Managing Member

By:
Michael R. Hill
		Its:	Vice President and CFO

QUINCY JOIST COMPANY, a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

SCHUFF STEEL – GULF COAST, INC., a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

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ON-TIME STEEL MANAGEMENT HOLDING, INC., a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

SCHUFF HOLDING CO., a Delaware corporation

By
Michael R. Hill
Its: President

ADDISON STRUCTURAL SERVICES, INC., a Florida corporation

By
Michael R. Hill
Its: President

SCHUFF STEEL MANAGEMENT COMPANY- SOUTHEAST L.L.C., a Delaware limited liability company

By
Name: Michael R. Hill, Manager

SCHUFF STEEL MANAGEMENT COMPANY- SOUTHWEST, INC., a Delaware corporation

By:
Michael R. Hill
Its: Vice President and CFO

SCHUFF STEEL MANAGEMENT COMPANY- COLORADO, L.L.C., a Delaware limited liability company

By:
Michael R. Hill, Manager

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SCHUFF PREMIER SERVICES LLC, a Delaware limited liability company

By:
Name: Michael R. Hill, Manager

WELLS FARGO CREDIT, INC.

By
Its Authorized Signatory

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